FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MAY 3, 2007
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2007. Please review these matters carefully.

Effective March 26, 2007, Mr. Jean-Marie Eveillard is the Portfolio Manager for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund. Mr. Eveillard previously acted as a portfolio manager for First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund from the inception of each of these Funds through December 2004 and, for First Eagle Global Fund, from 1979 through December 2004. Since January 2005, Mr. Eveillard has served in a senior advisory capacity with Arnhold and S. Bleichroeder Advisers, LLC, the investment adviser to the First Eagle Funds.

Mr. Charles de Vaulx has resigned from his positions with Arnhold and S. Bleichroeder Advisers, LLC and the First Eagle Funds. Please disregard any references in this Statement of Additional Information to Mr. de Vaulx.

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In particular, the Statement of Additional Information is revised as follows:

1.  Add reference to Mr. Eveillard in the table entitled "Officers" on page 20 of the Statement of Additional Information, as follows. (Remove the corresponding reference to Mr. de Vaulx.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five (5) Years
Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Portfolio Manager	March 2007 to present (with previous portfolio management responsibility for each of Overseas Fund, U.S. Value Fund and Gold Fund from their inception through December 2004 and for Global Fund from 1979 through December 2004).	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Portfolio Manager, First Eagle Variable Funds since March 2007 (and prior to 2005).

2.  Add reference to Mr. Eveillard in the Portfolio Manager table on page 27 of the Statement of Additional Information, with information given as of March 30, 2007, as follows. (Remove the corresponding reference to Mr. de Vaulx.)

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Jean-Marie Eveillard	5 accounts with assets of $34.8 billion	Over $1,000,000	3, with assets of $3.2 billion	9, with assets of $1.1 billion

*  The data provided herein includes the Funds and the First Eagle Overseas Variable Fund.

3.  Remove the paragraph following the Portfolio Manager table on page 27 of the Statement of Additional Information and replace it, with information given as of March 30, 2007, as follows.

With respect to the accounts identified in the table above, Mr. Eveillard manages two pooled investment vehicles and two other accounts with assets totaling $2.6 billion and $245 million, respectively, for which the advisory fees are based in part on performance of the accounts. Performance fees for a particular account of the Adviser do not accrue, however, to any particular portfolio manager, including Mr. Eveillard. Mr. Eveillard's compensation over the next five years consists of salary, a performance bonus and automatic participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. The compensation is based on Mr. Eveillard's contributions to the development of the Adviser's business and, in particular, training and development of his investment team and the bonus is based on assets and revenue attributable to accounts managed by Mr. Eveillard and that team, including the Funds.

4.  Remove the section under the heading "Conflicts of Interest" on page 29 and replace it as follows.

CONFLICTS OF INTEREST

Personnel of the Adviser and/or Subadviser (including the Funds' portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a Fund managed by such person. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's and Subadviser's investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies. Conflicts also may be presented by Mr. Eveillard's portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

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The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Statement of Additional Information entitled "Investment Advisory and Other Services" and "Management of the Trust".